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                                                  EXHIBIT 99.6


                        SECOND SUPPLEMENTAL INDENTURE
                                AND GUARANTEE

     This SECOND SUPPLEMENTAL INDENTURE AND GUARANTEE, dated as of May 27, 1994, is entered into by and among Wyman-Gordon Company, a Massachusetts corporation (the "Issuer"), CFPD Ltd (to be known as Wyman-Gordon Limited), a corporation registered under the laws of England (the "U.K. Subsidiary"), and State Street Bank and Trust Company, a Massachusetts banking corporation, as Trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture, dated as of March 16, 1993, by and among the Issuer, the Subsidiary Guarantors party thereto and the Trustee, as amended by a Supplemental Indenture dated May 19, 1994 (as so amended, the "Indenture").

W I T N E S S E T H :

     WHEREAS, the Issuer has heretofore issued its 10 % Senior
Notes due 2003 (the "Securities") in the aggregate principal amount of $90,000,000 pursuant to the Indenture;

     WHEREAS, the Issuer has consummated the "Cameron Acquisition," as defined in the Indenture, and the U.K. Subsidiary has become an indirect, wholly-owned Subsidiary of the Issuer;

     WHEREAS, the U.K. Subsidiary desires to enter into certain financing arrangements with a United Kingdom lender and to secure such financing arrangements through the granting of Liens to such lender on certain of the assets of the U.K. Subsidiary;

     WHEREAS, Section 4.16 of the Indenture requires that, as a condition of the granting of such Liens by the U.K. Subsidiary, the Issuer, the U.K. Subsidiary and the Trustee must execute and deliver a supplemental indenture to the Indenture evidencing the U.K. Subsidiary's Guarantee of the Securities;

     WHEREAS, Section 4.16 of the Indenture further provides that neither the Issuer nor the U.K. Subsidiary is required to make any notation on the Securities to reflect such Guarantee;

     WHEREAS, this Second Supplemental Indenture and Guarantee shall, upon execution and delivery, become an effective, valid, binding and legal instrument evidencing the U.K. Subsidiary's
Guarantee as required by Section 4.16 of the Indenture;

     WHEREAS, the Issuer has complied with the requirements of Sections 9.01 and 9.04 of the Indenture with respect to the execution of this Second Supplemental Indenture and Guarantee and
Section 9.01(f) of the Indenture permits the execution and delivery of this Second Supplemental Indenture and Guarantee; and


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     WHEREAS, all acts and proceedings required by law and the
Restated Articles of Organization and By-laws of the Issuer to make this Second Supplemental Indenture and Guarantee in the form hereof a valid, binding and legal instrument have been done and performed, and the execution and delivery hereof have been in all respects duly authorized;

     NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Securities:

     1. The U.K. Subsidiary hereby acknowledges and agrees that, upon the execution and delivery of this Second Supplemental Indenture and Guarantee, the U.K. Subsidiary shall be deemed to be a "Subsidiary Guarantor" within the meaning of clause (ii) of the definition of "Subsidiary Guarantors" set forth in Article One,
Section 1.01 of the Indenture, and that the U.K. Subsidiary shall in all respects be bound by and subject to the terms of Article Eleven of the Indenture.

     2. In furtherance and not in limitation of paragraph 1 above, the U.K. Subsidiary unconditionally guarantees (i) the due and punctual payment of the principal of and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Issuer to the Holders or the Trustee all in accordance with the terms set forth in Article Eleven of the Indenture and (ii) in the case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise, subject, however, in the case of clauses (i) and (ii) above, to the limitations set forth in Section 11.04 of the Indenture.

     3. The Indenture shall be deemed to be modified and amended in accordance herewith and the respective rights, limitations of rights, obligations, duties and immunities under the Indenture of the Trustee, the Issuer, the Subsidiary Guarantors (including the U.K. Subsidiary) and the Holders of outstanding Securities shall, as of the date hereof, be determined, exercised and enforced under the Indenture, subject in all respects to such modifications and amendments, and all the terms and conditions of this Second Supplemental Indenture and Guarantee shall be deemed to be part of the terms and conditions of the Indenture for any and all purposes.

     4. The Trustee accepts the amendment of the Indenture effected by this Second Supplemental Indenture and Guarantee and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting



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the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended, and, without limiting the generality of the foregoing, the Trustee makes no representation as to (i) the proper authorization hereof by the Issuer or the U.K. Subsidiary by corporate action or otherwise,
(ii) the due execution hereof by the Issuer or the U.K. Subsidiary or (iii) the validity, accuracy or sufficiency of this Second Supplemental Indenture and Guarantee. The recitals contained herein are the statements of the Issuer and the U.K. Subsidiary, and the Trustee assumes no responsibility for their correctness.

     5. This Second Supplemental Indenture and Guarantee may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of such counterparts shall together constitute one and the same instrument.

     6. Except as hereby expressly amended or supplemented, the Indenture and the Securities issued thereunder are in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.




































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     IN WITNESS WHEREOF, the parties have caused this Second
Supplemental Indenture and Guarantee to be duly executed, all as of the date and year first above written.

                              WYMAN-GORDON COMPANY, as Issuer


                              By:   /s/Luis E. Leon
                              Name:   Luis E. Leon
                              Title:  Vice President,
                                      Chief Financial Officer
                                      and Treasurer

Attest:

By:   /s/Wallace F. Whitney, Jr.
  Name: Wallace F. Whitney, Jr.


                              CFPD LTD,
                                as a Subsidiary Guarantor


                              By:   /s/Luis E. Leon
                              Name:   Luis E. Leon
                              Title:  Authorised Director

Attest:

By:   /s/Wallace F. Whitney, Jr.
  Name: Wallace F. Whitney, Jr.


                              STATE STREET BANK AND TRUST
                                COMPANY, as Trustee


                              By: /s/Arthur J. MacDonald
                              Name:   Arthur J. MacDonald
                              Title:  Assistant Vice President

Attest:

By:   /s/Andrew M. Sinasky
  Name: Andrew M. Sinasky










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